UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

March 1, 2013
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1475 120th Avenue Northeast, Bellevue, WA	98005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (425) 216-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 1, 2013, Clearwire Communications LLC (“Clearwire Communications”) and Clearwire Finance, Inc. (“Clearwire Finance” and, together with Clearwire Communications, the “Issuers”) issued $80,000,000 aggregate principal amount of 1.00% Exchangeable Notes due 2018 (the “Notes”) to Sprint Nextel Corporation (“Sprint”) pursuant to an Indenture, dated as of March 1, 2013 (the “Indenture”), by and among the Issuers, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”). The terms of the Indenture and the Notes were previously disclosed in Clearwire Corporation's (“Clearwire's”) Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 18, 2012 (the “Prior 8-K”). The description set forth under the title “Note Purchase Agreement” in Item 1.01 of the Prior 8-K is hereby incorporated by reference herein.
In connection with the issuance of the Notes, on March 1, 2013, Sprint, Clearwire, the Issuers and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”), which provides that Clearwire must use its reasonable best efforts to file a registration statement under the federal securities laws registering the sale of the shares of Clearwire's Class A Common Stock deliverable upon exchange of Notes.
Also in connection with the issuance of the Notes, on March 1, 2013, Clearwire and the Issuers entered into a stock delivery agreement (the “Stock Delivery Agreement”), which provides, among other things, that Clearwire will deliver shares of its Class A Common Stock and Class B Common Stock to the Issuers upon exchange of the Notes.
The Indenture, Registration Rights Agreement and Stock Delivery Agreement are attached as Exhibits 4.1, 10.1 and 10.2 and are incorporated by reference herein. The descriptions of the material terms of the agreements are qualified in their entirety by reference to such exhibits.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the Notes are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.
Item 9.01.  Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Indenture, dated January 2, 2013, by and among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee, relating to the 1.00% Exchangeable Notes due 2018.
4.2	Form of 1.00% Exchangeable Note due 2018 (as set forth in Exhibit A to the Indenture filed as Exhibit 4.1 hereto).
10.1	Registration Rights Agreement, dated January 2, 2013, by and among Clearwire, the Issuers, the Guarantors, and Sprint.
10.2	Stock Delivery Agreement, dated January 2, 2013, by and among Clearwire and the Issuers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: March 1, 2013	By:	/s/ Hope F. Cochran
Hope F. Cochran
Chief Financial Officer